ECB BANCORP, INC. Gulf South Bank Conference May 14 – May 16, 2012 Exhibit 99.1

Forward Looking Statements
2 ECB BANCORP, INC.
Statements in this presentation relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, expectations or beliefs about future events or results, and other statements that are not descriptions of historical facts, may be forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act
of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company's Annual Report on Form 10-K and in other documents filed by the Company with the
Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as "may", "will", "should", "could", "expects", "plans", "intends", "anticipates", "believes", "estimates", "predicts",
"forecasts", "potential" or "continue," or similar terms or the negative of these terms, or other statements concerning opinions or judgments of the Company's management about future events.  Factors that could influence the accuracy of such forward-looking statements include, but are not limited to pressures on the earnings, capital and liquidity of financial institutions in general, resulting from current and future conditions in the credit and equity markets, the financial success or changing strategies of the Company's customers, actions of government regulators, the level of market interest rates, weather and similar conditions, particularly the effect of hurricanes on the Company's banking and operations facilities and on the Company's customers and the communities in which it does business, changes in general economic conditions and the real estate values in our banking market (particularly changes that affect our loan portfolio, the abilities of our borrowers to repay their loans, and the values of loan collateral). Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. All forward-looking statements attributable to the Company are expressly qualified in their entirety by the cautionary statements in this paragraph.  The Company has no obligations, and does not intend to update these forward-looking statements.

Outer Banks, NC
Asheville, NC
Raleigh, NC
Greenville, NC
Headquarters
Engelhard, NC
Charlotte, NC
Wilmington, NC

ECB Bancorp, Inc. Overview
3 ECB BANCORP, INC.
NYSE Amex traded ECBE
Headquarters Engelhard, NC
Founded 1919
Market Cap $26,788,505
Branches 25
FTEs 250
Asset Size $916.3 million
Deposits $491.4 million
Loans $546.6 million
Customers 19,456 Households in 13 counties
As of 3/31/2012

Strategic Focus
•
Earnings Enhancement
•
Customer Engagement
•
Employee Engagement
•
Communication
•
Branding
•
Business Innovation
•
Market Development
•
Enterprise Risk Management Framework
4 ECB BANCORP, INC.

ECB Highlights
•
Well capitalized
•
Financial Strength and Soundness
•
Pre-eminent Community Bank franchise in eastern
North Carolina
•
Attractive growth markets in NC
•
Leadership Team
•
Aggressive multi-prong growth strategy
- Organic
- De novo
- Lines of business
5 ECB BANCORP, INC.

Key Accomplishments
Within Last 24 Months
–
Commercial, Agri-business, Mortgages, Wealth
Management
6 ECB BANCORP, INC.
•
•
•
•
•
•
Enhanced Loan Loss Reserve Modeling
Core Processing – reporting, technology, customer
intelligence, new products
Enterprise Risk Management
Commitment to Growing Lines of Business
Customer Care Center
Development of ECB University

Executive Leadership
7 ECB BANCORP, INC.
Experienced Executive Management Team
Executive Position Years in Banking
A. Dwight Utz President & CEO 39
James J. Burson EVP, Chief Revenue Officer 28
Thomas M. Crowder EVP, Chief Financial Officer 33
T. Olin Davis EVP, Chief Credit Officer 33
M. Jeanne Mauney SVP, Chief Enterprise Risk Officer 28
Lorie Y. Runion EVP, Chief Administrative Officer 33
William S. Sampson EVP, Chief Information Officer 9

CAPITAL

Capital
9 ECB BANCORP, INC.
March 31, 2012 March 31, 2011
Capital Ratios
Leverage 8.23% 8.42%
Tier 1 Capital 12.39% 11.97%
Total Risk – Based
Capitol Ratio
13.65% 13.24%
Tangible Equity/
Total Assets
6.95% 6.75%
Equity/Assets 8.85% 8.64%

Capital Tangible Book Equity 10 ECB BANCORP, INC. $22.88 $23.89 $23.62 $22.32 $22.11 $22.34 $21.00 $21.50 $22.00 $22.50 $23.00 $23.50 $24.00 2007 2008 2009 2010 2011 03/2012

FINANCIAL STRENGTH AND SOUNDNESS

Deposit Portfolio Composition
12 ECB BANCORP, INC.
Chart Key:
Demand Non-Interest
Demand Interest
Savings
Retail CDs < $100K
CDs > $100K
• Good migration to lower cost deposits
• Reduced Jumbo CDs by 56.7%
• Contracted retail CDs
• Grew demand interest products
Total Deposit $555.6 million
Total Deposit $772.6 million
15.1%
17.5%
7.5%
24.1%
3.3%
18.0%
16.2%
34.9%
27.6%
March 31, 2008 March 31, 2012
35.9%

Cost of Deposits 13 ECB BANCORP, INC. 1.26% 1.17% 1.13% 0.99% 0.87% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012

Loan Portfolio Composition
14 ECB BANCORP, INC.
Chart Key:
RE-Construction, Land Development
& Other Land
RE-Commercial, Residential Other**
Commercial & Other
Credit Cards & Related Plans
Consumer
**Includes Farmland
• Stable year-end portfolio yield
• 2009 = 5.30%; 2010 = 5.37%; 2011 = 5.36%
• Our top ten loan relationships account for only 13% of
the total portfolio in dollars
• Variable rate loans account for approximately 59% of
our loan portfolio
• Average loan size: $79,985
Total Loans: $485.8 million
Total Loans: $491.4 million
1.1%
23.5%
51.7%
23.2%
0.4%
13.6%
68.9%
16.0%
0.3%
1.2%
March 31, 2012
March 31, 2008

Net Charge Offs/Average Loans 1.40% 1.11% 1.86% 1.89% 0.51% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012

6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12

Slow Pays
16 ECB BANCORP, INC.
3 YR Quarterly Migration for 30-60-90 Day Past Dues
$1,222,806
$0
$500,000
$1,000,000
$1,500,000
$2,000,000
$2,500,000
$3,000,000
$3,500,000
$4,000,000
$4,500,000
$5,000,000

Financial Strength
Overall Increase in Problem Assets – much lower than most other North Carolina banks
NPAs/Total Loans
Period: 2007 – 2011
17 ECB BANCORP, INC.
3.06%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
12/2007 12/2008 12/2009 12/2010 12/2011
ECB Bancorp, Inc.
Peer Average

GROWTH

Update
•
In June 2011, ECB entered into a securities purchase agreement with certain institutional investors to issue $79.7 million in company common stock in a private placement offering.
•
In July 2011, we entered into an agreement with Bank of Hampton Roads to acquire deposits and selected assets associated with  seven Gateway branches predominantly in the Raleigh-Durham/Chapel Hill, NC MSAs.
•
Earlier this year, ECB and the investors mutually terminated the securities purchase agreement  since not all required regulatory approvals necessary to complete the transaction had been received as of the termination date.
•
Although there was an attempt to restructure an alternate transaction with the remaining investors, we were not able to  reach an agreement of revised terms and conditions we deemed were in best interest of our
Company and our shareholders.
•
The termination of the securities purchase agreement also resulted in termination of our branch acquisition agreement with Bank of Hampton
Roads.
19 ECB BANCORP, INC.

2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
1 Q 2012

Historical Growth 20 ECB BANCORP, INC. $916.6 $772.6 $491.4 (in millions) $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 Gross Loans Deposits Total Assets

Wealth Management
•
In first four months of 2012, we have doubled revenue related to in-bank referrals
•
Untapped potential with our client base
•
Focus is on building revenue streams rather than transaction focus
•
Attractive demographics especially in ECB’s coastal markets supporting future growth in wealth management
Mortgage Banking
•
Demand remains high in core ECB markets
•
Mortgage fees increased 25% in the 1
st
quarter of 2012 compared to the
prior year period.
•
In process of expanding presence into additional markets including
Raleigh, Fayetteville and Goldsboro
•
Beginning to portfolio selected high quality 5/1 ARM’s to augment existing loan book
21 ECB BANCORP, INC.

Agricultural Banking
•
ECB now ranks 2
nd
of all NC community Banks in
Agricultural Banking
•
Goal is to be ranked #1
•
Building our Agricultural Banking Team
•
Strong presence in four of thirteen eastern NC
counties
•
Very successful part of ECB’s portfolio for past
twelve years; 15% of ECB’s total loan portfolio
22 ECB BANCORP, INC.

Richmond
Mechanicsville
Tuckahoe
Petersburg
Lynchburg
Roanoke
Danville
Newport News
Hampton
Norfolk
Virginia Beach
Chesapeake
Greensboro
High Point
Burlington
Durham
Chapel Hill
Raleigh
Rocky Mt
Wilson
Goldsboro
Greenville
Fayetteville
Jacksonville
Wilmington
Florence
Sumter
Columbia
Myrtle Beach

Attractive Market Area
23 ECB BANCORP, INC.
Highlights Include:
ECB has 25 locations located east of
I-95 stretching from the VA to SC
state lines
Markets we serve offer diversity in
that we have branches both coastal
and inland; we serve rural  and the
MSAs of Greenville, Wilmington
and OBX of NC
Our intermediate target area may
cover Richmond and portions of VA,
and westward in NC to include
Raleigh/Durham /Chapel Hill MSAs
Likely near term de novo markets
include Fayetteville, Jacksonville,
Elizabeth City

Future Direction
•
25% growth in de novo growth of branches in
next three to five years within our footprint
•
Expansion into other lines of business such as
real estate, insurance, unbanked
•
Leveraging our Relationship Banking strategy to
grow our customer base
•
Continue our focus on small business which has
been ECB’s forte for over 90 years
24 ECB BANCORP, INC.

QUESTIONS AND ANSWERS